SALE OF ASSOCIATED BENEFITS & RISK CONSULTING

MAY 4, 2020

ASB
LISTED
NYSE

Associated Bank

FORWARD-LOOKING STATEMENTS

Important note regarding forward-looking statements:

Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management's plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as "believe," "expect," "anticipate," "plan," "estimate," "should," "will," "intend," "target," "outlook" or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. These forward-looking statements include: management plans relating to the proposed divestiture of Associated Benefits and Risk Consulting ("proposed transaction"); the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory approvals; any statements of the plans and objectives of management for future operations, products or services; any statements of expectation or belief; projections related to certain financial results or other benefits of the proposed transaction; and any statements of assumptions underlying any of the foregoing. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company's most recent Form 10-K and subsequent SEC filings, and such factors are incorporated herein by reference. Additional factors which may cause actual results of the proposed transaction to differ materially from those contained in forward-looking statements are the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that required regulatory approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on acquisition-related matters.

Trademarks:

Presentation:

Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding.

Non-GAAP Measures:

This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

ON MAY 4, 2020 ASB ANNOUNCED THE SALE OF ASSOCIATED BENEFITS AND RISK CONSULTING ("ABRC")

Overview of ABRC

- Top 40 insurance broker in the United States, providing employee benefits, retirement plans, compliance, business insurance, risk management and individual insurance solutions

1997 Entered Line of Business[1]	**36th** Largest Broker in the U.S.[2]	**3rd** Largest Bank-Owned Broker in the U.S.[2]
~$89mm LTM Revenue[3]	**~$15mm** LTM Net Income[3]	**~400** Employees

Office Footprint


13 Office Locations
MN
WI
Minnetonka
Eau Claire
Wausau
Kimberly
Green Bay
Rochester
Neenah
Manitowoc
Sheboygan
La Crosse
Brookfield
Milwaukee
Madison

Revenue Mix


Other 2%
RIA 3%
Property & Casualty 31%
Employee Benefits 64%

LTM Revenue: $89mm[3]

Strategic Rationale

✓ **Timely monetization of strategic investment**

- Realization of significant premium for contributed ABRC earnings
- Attractive valuation vis-à-vis long-term and current bank industry trading levels

✓ **Focus on core banking franchise**

- Reallocation of resources to provide greatest value for stakeholders
- Support ongoing and new investments throughout the bank

✓ **Aligned with stated capital priorities**

- Increases capacity to fund organic growth
- Longer-term flexibility to deploy according to capital management philosophy

✓ **Provides flexibility during COVID-19 uncertainly**

- Bolsters ability to support customers, colleagues, and communities

[1] *Associated Bank entered the insurance market in 1997 with the acquisition of Wisconsin Insurance Management agency in Waukesha, Wisconsin, as part of its acquisition of First Financial Bank.*
[2] *2019 Business Insurance rankings pro forma for pending mergers and acquisitions of Aon/Willis, EPIC/Prime Risk and MMC/Assurance.*
[3] *Reflects approximate pro forma revenue and net income of transferred entity as of LTM ended 3/31/2020.*

BENEFITS FOR OUR STAKEHOLDERS

ABRC Customer Benefits	■ **Enhanced Resources:** greater breadth of insurance expertise in many specialized areas ■ **Continuity:** current team of talented ABRC colleagues continuing to work on behalf of clients
Colleague Benefits	■ **ABRC Colleagues:** all will receive employment offers and will benefit from increased growth opportunities with a larger insurance focused organization ■ **ASB Colleagues:** expanded resources to support growth in core banking activities
Shareholder Benefits	■ **Immediate Benefit:** accretive to capital, tangible book value per share, liquidity, and efficiency ■ **Return on Investment:** unlocks a meaningful return on a 20+ year investment ■ **Low Risk Transaction:** cash consideration from large, credible insurance agency which has successfully integrated hundreds of acquisitions including >10 bank-owned agencies

ECONOMICS OF THE SALE ARE VERY ATTRACTIVE TO ASB, REFLECTING ABRC'S PREMIUM FRANCHISE VALUE

Transaction Terms

Buyer	USI®
Purchase Price	$266 million[1] — 3x multiple of LTM revenue[2] — 18x multiple of LTM net income[2]
Consideration	100% cash
Required Approvals	Antitrust clearance under HSR Act
Anticipated Closing	Late 2Q or early 3Q 2020

Financially Attractive

✓ **Yields substantial proceeds and ROI**
- $222mm after-tax proceeds
- $111mm after-tax gain
- >20% IRR on investment in ABRC

✓ **Strengthens capital base**
- Eliminates $99mm of goodwill and other intangible assets
- Increases tangible common equity by ~$210mm
- Increases TBVPS by ~$1.37 or 9%
- Increases TCE / TA by ~60bps to 7.5%

✓ **Improves long-term efficiency trends**
- Pro forma efficiency ratio ~1% lower

✓ **Positioned to drive future growth**
- Redeployment of capital expected to offset lost earnings and benefit EPS over time

Note: Reconciliation and definitions of non-GAAP items for further detail.
[1] Paid at closing and subject to customary adjustments.
[2] Reflects pro forma revenue and net income of transferred entity as of LTM ended 3/31/2020.

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Tangible Common Equity Reconciliation[1] ($ in millions)	2020 Q1
Common equity	$3,534
Goodwill and other intangible assets, net	(1,284)
Tangible common equity	$2,250
Estimated after-tax gain on sale of ABRC	111
Pro forma ABRC goodwill and intangibles released, net	99
Pro forma adjusted tangible common equity	$2,460

Tangible Assets Reconciliation[1] ($ in millions)	2020 Q1
Total assets	$33,908
Goodwill and other intangible assets, net	(1,284)
Tangible assets	$32,624
Pro forma change in total assets from transaction	151
Pro forma ABRC goodwill and intangibles released, net	99
Pro forma adjusted tangible assets	$32,875

Tangible Common Equity / Tangible Assets Reconciliation[1, 2] ($ in millions)	2020 Q1
Tangible common equity	$2,250
Tangible assets	32,624
Tangible common equity / tangible assets	6.90%
Pro forma adjusted tangible common equity	$2,460
Pro forma adjusted tangible assets	32,875
Pro forma adjusted tangible common equity / tangible assets	7.48%
Pro forma change in tangible common equity / tangible assets	0.59%

[1] This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of results and provide greater understanding of ongoing operations and enhanced comparability of results with prior periods.
[2] The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Tangible Book Value Per Share Reconciliation ($ in millions, except per share)	2020 Q1
Tangible common equity	$2,250
Shares outstanding, end of period (000's)	153,690
Tangible book value per share	$14.64
Pro forma adjusted tangible common equity	$2,460
Shares outstanding, end of period (000's)	153,690
Pro forma adjusted tangible book value per share	$16.01
Pro forma change in tangible book value per share - $	$1.37
Pro forma change in tangible book value per share - %	9.34%

Pro forma EPS Impact[1] ($ in millions, except per share)	ASB	Pro Forma Sale Adjustment	Pro Forma ASB
LTM noninterest income	$388	($89)	$299
LTM net income available to common	$271	($15)	$256
LTM diluted EPS	$1.70	($0.10)	$1.60
LTM average diluted shares (000's)	159,540	159,540	159,540

[1] *Reflects approximate pro forma revenue and net income of transferred entity as of LTM ended 3/31/2020.*